UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Patrick W.D. Turley Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/10-4/30/11

ITEM 1.	REPORT TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

APRIL 30, 2011

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

O

ur analysts sift through data and mine information to produce insights on the dynamics of today’s global economy, which is of interest to both financial professionals and their clients alike. Visit our websites and travel country to country as we chronicle the world’s transformation into an exciting global marketplace. Thomas White offers multiple destinations for your global investing needs:

www.thomaswhite.com

The Thomas White-Global Investing website offers a panorama of the trends, economic indicators and policy changes occurring in the world economy that are of interest to global investors.

www.thomaswhitefunds.com The Thomas White Funds website provides important information on our three fund offerings, including performance, rankings, and commentaries.

www.thomaswhite.com/for-financial-professionals/

The Thomas White Financial Professional website serves the financial advisor community with exclusive insights, such as emerging market white papers, and in-depth product information on all of our strategies.

Thomas White: Empowering the Investor SM

THOMAS S. WHITE, JR.

The Funds’ Chairman and Portfolio Manager

ThomasWhite is the Funds’ Chairman of the Board of Trustees and Portfolio Manager. He has 45 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-five years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly publications and weekly research reports covering 2,000 companies in 45 countries. This research is purchased by major asset management firms and broker-dealers worldwide.

www.thomaswhitefunds.com

Message to Shareholders

June 27, 2011

Dear Shareholders and Friends,

Speaking on behalf of all our professionals, I want to welcome the growing number of individuals, registered investment advisors (RIAs) and investment bank clients who have entrusted us to manage a portion of their assets. Given the growth of the new Thomas White Emerging Markets Fund and our need to service an expanding number of RIAs, we have realigned our professional staff and have added to our team. Stathy White, who is President of the Thomas White Funds, has also become the manager of our new Retail Products Group. Gabriel McNerney, who recently joined the firm, has become Head of Client Relations in this group. They look forward to visiting many of you at your firms and at the industry’s various events in the coming year.

In addition, we continue to add security analysts in Asia where the count of investable companies is expanding rapidly. Our Chicago and Bangalore research professionals currently search for undervalued stocks in 24 developed markets and 21 emerging market countries. They have now begun coverage of Qatar and the United Arab Emirates, given the possibility that MSCI Barra may categorize these frontier market countries as emerging market countries within their index classifications early next year.

Please note our improved Financial Professional and Institutional Investor sections on our website. Also take advantage of our many regional, country and industry reports written by our analysts located on our related Global Investing site. Together, these sites have attracted a strong following of clients who wish to stay current on a wide range of global business trends.

The World’s Economic Leadership is Transitioning

When it comes to selecting stocks, we prefer to use past valuation parameters instead of depending on projections of annual earnings. Despite their skepticism over the value of earnings forecasts, our analysts do find that studying long-term trends of country growth rates does improve their ability to make timely adjustments to our country-specific stock valuation methods.

Over the last 17 years, I have continually voiced my awe to shareholders over the growth that has resulted from governments adopting market-driven approaches in the management of their economies. The conversion from European and Asian brands of socialism has benefited emerging market countries the most. In 1980, the emerging market countries we follow contained 77.2% of the world population, but produced just 23.7% of world Gross Domestic Product (GDP). By 2010, this ratio had changed to 80.7% of the population and 44.6% of the

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world GDP. Now, the International Monetary Fund (IMF) projects that in 2016 emerging markets countries will produce

51.5% of the world GDP. We think these trends portent many more changes to come in the future.

Regional GDP Weights of AC World Index --- 1980-2016 Weight Changes
#	Country	1980	1990	2000	2010	2016 E	1980-’16 Chg
45	AC World Countries

24	Developed Markets	76.3%	74.1%	66.3%	55.4%	48.9%	-27.4%

21	Emerging Markets	23.7%	25.9%	33.7%	44.6%	51.1%	27.4%
	REGIONS

21	Europe (West & East)	36.7%	33.3%	32.4%	28.1%	24.9%	-11.8%

4	Middle East/Africa	2.2%	2.1%	1.9%	2.1%	2.2%	0.0%

2	North America	30.6%	30.0%	28.7%	24.6%	22.2%	-8.4%

5	Latin America	9.3%	7.9%	7.4%	7.2%	7.2%	-2.1%

13	Asia Pacific	21.4%	26.8%	29.5%	38.0%	43.6%	22.3%

* A region’s GDP weight in the MSCI AC World Index is based on its 2011 PPP GDP (source IMF).

Data for 2011 through 2016 are IMF projections.

Understanding the Ongoing Shift in Economic Power to Emerging Market Countries

A large population provides a country or a unified region with the potential for economic leadership. This favors the emerging market countries as they contain the great majority of the world’s population.

Using 2010 figures, the total global population share of the 21 emerging market (EM) countries was 80.7%, four times larger than the population of the 45 developed market (DM) countries (19.3%). In 1980, the difference was 77.2% versus 22.8%, and using IMF estimates, the 2016 difference will widen to 81.0% versus 19.0%.

This EM/DM population spread is growing wider due to the higher birth rates in emerging market countries. From 1980 to the IMF’s 2016 projections, the EM population is estimated to grow at an annual rate of 0.7% versus 0.3% for the developed countries.

The Asia Pacific region, with 66.9% of the world’s population in 2010, is larger than the rest of the world combined. Greater Europe currently has 14.1%, the Middle East and Africa 3.5%, North America 7.2% and Latin America 8.2% of the world’s population.

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Productivity Growth is the Key to Reaching a Country’s Economic Potential

Productivity in economics is defined as the amount of GDP generated by the average citizen. Currently, individuals in emerging market countries are far less productive, only generating $7,496 of GDP per person versus $38,870 in developed market countries. This difference is primarily because businesses are freer to compete in more developed countries. Emerging market countries are often loosely regulated without mature legal systems. They can also suffer from bribery, a lack of infrastructure, poor educational systems, unhealthy environments and inefficient financial markets. These problems are often caused by dysfunctional governments or where a country is ruled by leaders who discourage modernization.

By eliminating many of the above mentioned factors that limit growth, most EM countries have now improved their productivity. GDP per person comparisons between EM and DM countries over the last 35 years were as follows: $1,079 versus $10,032 in 1980; and $7,496 versus $38,890 in 2010. Using 2016 IMF projections, GDP per person in emerging market countries climbs to $11,534 versus $47,037 in developed markets. Recently, EM productivity per person has been growing much faster than productivity in DM countries. While EM levels were just 11% of the DM level in 1980, they are now projected to rise to 25% in 2016. This sharp increase in EM productivity is clearly the main factor behind the superior EM country growth rates over the last 30 years.

As EM countries currently have over 4 times the number of people than DM countries (3,874.7 million versus 926 million), and with the EM workers rapidly narrowing the difference in their per person productivity, simple logic suggests that the EM countries may continue to gain market share from developed countries well into the future.

Could the Emerging Market Countries Gain Even More World Economic Share?

Using population as a gauge for potential economic size, the EM countries’ share of the world economy could theoretically grow to 85% over the coming 35 years. This would only be possible if their productivity rose to equal the DM level. However, given the large size of the EM work force, we think this is unlikely.

Over the last 35 years, EM country productivity has grown from 11% of the DM level in 1980 to a projected 25% in 2016. The strong past EM record suggests their productivity could reach 50% of the DM level over the coming 35 years (2051). In this scenario, the EM countries share of the world economy would rise to roughly 70%.

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Top 10 Countries by Projected 2016 AC World GDP Weight --- 1980-2016 Weight Changes
#	Country	1980	1990	2000	2010	2016 E	1980-’16 Chg

1	China	2.5%	4.3%	8.0%	15.5%	20.6%	18.1%

2	United States	27.8%	27.4%	26.4%	22.5%	20.3%	-7.5%

3	European Union	33.5%	30.5%	26.3%	21.4%	18.4%	-15.1%

4	India	2.9%	3.5%	4.2%	6.2%	7.6%	4.7%

5	Japan	9.8%	11.0%	8.5%	6.6%	5.7%	-4.1%

6	Russia	3.0%	2.9%	3.0%	3.4%	3.4%	0.4%

7	Brazil	4.4%	3.7%	3.3%	3.4%	3.3%	-1.1%

8	Mexico	3.3%	2.9%	2.8%	2.4%	2.4%	-1.0%

9	Korea	0.9%	1.6%	2.1%	2.3%	2.2%	1.3%

10	Canada	2.7%	2.6%	2.4%	2.1%	1.8%	-0.9%

* A country’s GDP weight in the MSCI AC World Index is based on its 2011 PPP GDP (source IMF).

Data for 2011 through 2016 are IMF projections.

Asia, Driven by China, Has Become the World’s Largest Economic Region

At a 38.0% market share, Asia is already the world’s largest economic region. Odds are high that it should continue to expand in relative economic size in the future. China, currently 49.4% of the Asian economy, should become the country with world’s largest economy by 2016, according to IMF estimates.

There is no question that in terms of economic growth, China has been the brightest star among both developed and emerging market countries over the last 30 years. Responding to a failed economic scheme that had destroyed both its economy and its capacity to feed its citizens, Chinese leaders in the mid-1970s orchestrated a philosophical U-turn, embracing a “unique Chinese version” of a free market economy.

China Should be the Largest Economic Power by 2016

In 1980, China, with the world’s largest population, also had the world’s lowest productivity. Despite desperate times, China’s huge population endowed it with the potential to become the world’s largest economy. During the 1980’s, China’s GDP growth recovered to rank #2 among the 45 countries in the MSCI All-Country Index. By the 1990’s, China’s rank rose to #1, and continued to hold the top slot in the last decade. Currently, China is projected by the IMF to rank #1 over the next five years. This growth resulted from a surge in productivity of the Chinese worker, rising each decade sequentially from $251 in 1980, to $796 in 1990, $2,378 in 2000 and $7,519 in 2010. The Chinese workers productivity is projected to rise to $13,729 in 2016.

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Multiplying China’s huge population count by its surging GDP generated per person has had the effect of exploding its share of the world economy from 2.5% in 1980, to 15.5% in 2010.

Note that China’s projected share of the world economy at 20.6% in 2016 should enable it to take the crown from United States, topping the U.S. projected 20.3% weight, as estimated by the IMF.

Assessing the Risks in U.S. Dollar Denominated Assets

We believe that the U.S. dollar will continue its long-term decline in value versus most other developed and emerging market country currencies and that global investors should guard against this possibility.

America’s image as a disciplined country worthy of emulating is already fading. While European countries are making the necessary but painful decisions to raise taxes, reduce personal and government spending to sustainable levels and to repair their balance sheets, America is doing just the opposite. Does this sound like a nation other newly developing countries should emulate?

Please do not interpret our attitude toward the long-term decline of the dollar as a suggestion that we can predict year-to-year currency movements. In fact, we recognize that in sharp equity market declines, the dollar often strengthens.

Our Portfolio Strategy

At Thomas White, we strongly believe investors will be well served owning equity portfolios of sound companies that are broadly diversified across the world’s regions and industries. While equities are the most volatile asset class, history shows they have produced superior, inflation-adjusted returns over the long term. Well-run companies with prudent balance sheets have demonstrated the ability to survive a wide range of economic and business storms and come back more valuable than before. By being able to cope with these challenging times better than their weaker competitors, these companies should be able to use their advantages in scale, lower costs and greater access to capital to increase market share in their industries and acquire valuable companies or divisions at fire sale prices. Like us, company managers with long-term horizons recognize that difficult environments may offer exceptional buying opportunities.

Your Portfolio Manager and Others in our Firm are Fellow Fund Shareholders

To demonstrate my personal belief in our investment approach and in an effort to avoid any perceived conflicts of interests with shareholders, I keep 100% of my personal stock market investments in the three Thomas White Funds, including the new Thomas White Emerging Markets Fund.

I encourage you to stay abreast of the important events occurring in the nearly fifty countries covered by our analysts. Their observations are available at www.thomaswhite.com. You may subscribe to this content on the site.

Enjoy a pleasant summer,

Thomas S. White, Jr.

Chairman and Portfolio Manager

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Diversification does not assure a profit nor protect against loss in a declining market.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. One cannot invest directly in an index.

The Thomas White Funds are distributed by Quasar Distributors, LLC

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INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 40 years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #5 (worst) as of April 30, 2011.
5-YEAR RETURN PERIODS	MSCI WORLD	MSCI AC WORLD[1]	EUROPE*	USA	JAPAN	PACIFIC EX-JAPAN*	EMERGING[1]
1970-1974	-1.3%		-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)

1975-1979	16.0%		18.9%(#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)

1980-1984	12.4%		6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)

1985-1989	28.0%	28.1%	32.3% (#3)	19.8% (#5)	41.4% (#2)	22.4% (#4)	52.2% (#1)

1990-1994	4.2%	4.7%	7.0% (#4)	9.2% (#3)	-3.4% (#5)	15.3% (#2)	20.9% (#1)

1995-1999	20.2%	19.2%	22.5% (#2)	29.7% (#1)	2.1% (#5)	5.0% (#3)	2.0% (#4)

2000-2004	-2.0%	-1.8%	0.4% (#3)	-3.2% (#4)	-6.3% (#5)	6.6% (#1)	4.6% (#2)

2005-2009	2.6%	3.6%	4.5% (#3)	0.7% (#4)	-0.7% (#5)	11.7% (#2)	15.9% (#1)

2010-2011[2]	22.9%	23.3%	20.4% (#4)	26.1% (#2)	10.4% (#5)	26.5% (#1)	25.5% (#3)
1970-2011[2]	9.8%		11.0%	9.8%	9.6%	10.6%

1988-2011[2]	7.7%	7.9%	9.8%	10.2%	0.0%	11.2%	14.1%

Source: MSCI Barra

*Developed Markets

1Data beginning January 1, 1988

2Returns through April 30, 2011

Past performance is not a guarantee of future results

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2011 regional return range of 9.6% to 11.0% are all close to the 9.8% MSCI World Index return.

Observe that the MSCI World Index has enjoyed a more consistent pattern of returns over this period than most of its sub-indices. This is because regional bull and bear markets have tended to offset one another. The MSCI AC World Index, started in 1988, has outperformed the World Index due to the new added emerging markets stocks, but retained the latter’s pattern of more consistent returns due to its even broader diversification.

Investors who invest globally by owning Thomas White’s American Opportunities, International and Emerging Markets Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

In falling market environments, less volatile performance can encourage investors to stay the course. This should help promotes success in reaching one’s long-term investment goals.

Diversification does not assure a profit nor protect against loss in a declining market.

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 107% since the end of the Cold War in 1989. As of April 2011, America’s 5,065 exchange-traded stocks now only represent 11.06% of the 45,810 stocks on the world’s 52 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to April 30, 2011[2]	1960	1970	1980	1990	2000	2011
Developed Markets	99.9%	99.8%	99.2%	97%	96%	77%

Unites States	72%	66%	57%	43%	51%	34%

Canada	3%	2%	3%	2%	2%	4%

Europe	22%	22%	23%	25%	28%	25%

Asia Pacific	3%	8%	16%	27%	15%	14%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	23%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$43.8

1World Federation of Exchanges, Focus-April 2011

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All-Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

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THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Average Annual Returns as of April 30, 2011[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
							(6/24/1994)
International Fund	11.10%	8.01%	20.24%	(1.62)%	3.50%	8.89%	8.97%
MSCI All Country World ex US Index	12.44%	8.46%	19.73%	(1.21)%	3.55%	7.22%	6.29%

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Operating Expenses (annualized)
Six months ended April 30, 2011	1.30%

Portfolio Turnover
Six months ended April 30, 2011	18.11%

NAV	Net Assets	Redemption Fee	12b-1 Fees	Gross Annual Operating Expense
$18.61	$581.7 million	2.00% within 60 days	None	1.38% (As of 10/31/10)

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets.

1The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of 47 countries, which includes developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

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APRIL 30, 2011

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund and its benchmark, the MSCI All Country World ex US Index, since inception on June 24, 1994 through April 30, 2011. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +324.99% for the Fund and +179.40% for the benchmark. The one-year return for the Fund was +20.24%. The Fund’s average annual total return since inception was +8.97%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of 47 countries, which includes developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent this reimbursement, performance would have been lower.

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THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund returned +11.10% for the six-month period ended April 30, 2011, compared to +12.44% for the Fund’s benchmark, the MSCI All Country ex-U.S. Index. For the trailing 12 months, the Fund returned +20.24% compared against the Index’s returns of +19.73%. The Fund’s average annual three-, five- and ten-year returns were -1.62%, +3.50%, and +8.89% respectively, against the index’s returns of -1.21%, +3.55%, and +7.22% for the same periods. Since inception on June 28, 1994, the Fund has returned +8.97% annually compared to +6.29% for the benchmark index.

Healthy Economic Trends Help Overcome Increased Volatility

International equity markets saw increased volatility during the review period, buffeted by the political turmoil in the Middle East and North Africa, natural disasters that wrought much devastation, as well as the continuing uncertainties over the resolution of the sovereign debt crisis in select European countries. However, notwithstanding the concerns about rising global inflation and slower growth in some of the large emerging economies, better than expected improvement in global economic trends helped equities sustain the price gains during the review period.

While the direct economic repercussions of the Middle East unrest to the rest of the world were never expected to be significant, the resultant spike in energy prices worsened global inflation risks and fueled concerns that global growth might be restricted. It was feared that the political chaos would spread to the large oil and gas producers in the region, especially Saudi Arabia, and increase the risk of supply disruptions. Eventually, the worries eased as the top oil producing countries in the region avoided political disturbances and energy supplies were undisturbed.

A massive earthquake and tsunami devastated large areas of Japan in March, while extensive flooding during earlier months brought widespread damages in Australia and select countries in Latin America. Apart from the short term disruptions to the global supply chain due to lower Japanese factory output, none of these events are expected to hamper economic activity in the rest of the world.

Meanwhile, trends from major indicators continue to suggest that the global economic outlook remains healthy. Manufacturing activity remained robust in much of the developed world during the review period, while there were signs of growth moderating in some fast growing emerging economies such as China. Global trade volume growth remains healthy, underlining the sustained expansion in industrial and consumer demand. Domestic consumption growth accelerated in the emerging economies, despite tighter credit controls, lifting industrial output in the developed world, especially Europe. Unemployment rates have come down significantly in developed countries such as Germany as exporters have ramped up hiring to meet increased demand. Further gains in corporate earnings and the relatively low borrowing costs have supported increased mergers and acquisitions activity, while the buoyant Initial Public Offering market has attracted more high profile issuers.

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APRIL 30, 2011

Portfolio Review

The Thomas White International Fund has continued to outperform its benchmark over the trailing five- and ten-year long-term periods, as well as since inception but the Fund underperformed during the review period. The Fund’s holdings in sectors that stand to benefit the most from the continued buoyancy in global industrial demand, including energy, chemicals, and capital goods, contributed the most to returns during the review period. The prospects of the Fund’s holdings in consumer retail and consumer durables were clouded by concerns about slower demand growth in select markets due to the withdrawal of fiscal and monetary accommodation, while healthcare holdings underperformed on persistent regulatory uncertainties.

The rise in international energy prices amid the continuing political turmoil in the Middle East and North Africa helped the Fund’s energy holdings outperform during the review period. Polish energy producer Grupa Lotos SA (+68.6%), Russian natural gas producer and distributor OAO Gazprom (+53.9%), and Malaysian marketer of petroleum products PETRONAS Dagangan Berhad (+49.3%) produced the highest investment returns for the Fund’s portfolio. Robust demand outlook for industrial materials and capital goods on sustained expansion in global industrial activity benefited the portfolio’s holdings such as South Korean manufacturer of petrochemical products Honam Petrochemical Corporation (+60.0%), German chemicals producer BASF SE (+40.5%), and Singapore-based ship and oil-rig builder Keppel Corporation (+38.7%), as well as Mexican chemicals and non-ferrous metals producer Industrias Penoles SAB de CV (+37.5%). South Korean insurer Dongbu Insurance Co., Ltd. (+34.9%) outperformed on the firm’s improved earnings outlook following regulatory changes that will restrict loss claims in the auto insurance business.

South Korean chemical products maker Hyosung Corp.
(-26.2%) was the biggest underperformer during the review period after the company unexpectedly reported a net loss for the fourth quarter of 2010. Though the Japanese economy is expected to recover soon from the March 11 tsunami devastation, businesses in several sectors faced extensive disruptions in activity soon after the event. Some of the Fund’s affected holdings included nuclear plant operator Kyushu Electric Power Co. (-22.2%) and pharmaceutical company Suzuken Co. Ltd. (-21.1%). The Fund’s Chinese holdings such as automobile manufacturer Dongfeng Motor Group Co. Ltd. (-23.6%), communication services provider China Mobile Ltd. (-9.7%), and electric utility China Resources Power Holdings Company Limited (-4.3%) underperformed on concerns that government efforts to cool the economy may affect demand growth. Israeli generic drugs manufacturer Teva Pharmaceutical Industries Ltd. (-11.9%) also lost value, while Indonesian specialty tobacco maker PT Gudang Garam Tbk (-11.2%) corrected after delivering exceptional returns during earlier periods.

Global Outlook Appears More Sustainable, Despite Risks

Global economic growth is now considered more sustainable, as acknowledged by the International Monetary Fund in its most recent estimates. Though some emerging economies are likely to underperform relative to the earlier more optimistic forecasts, most developed economies are expected to maintain the moderate pace of growth. Japan, where aggregate output declined after the disaster, is expected to

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THOMAS WHITE INTERNATIONAL FUND

rebound as the reconstruction efforts kick in. It should be noted that, even after the recent downward revisions, large emerging economies like China and India are still expected to expand at close to their recent trend rates.

We believe that inflation remains the biggest risk facing the global economy at this point. Despite repeated increases in interest rates and credit controls, inflation levels remain high in emerging economies and with expected further tightening. The recent correction in energy prices may not immediately bring down pump prices in these countries as most of them subsidize fuel. On the contrary, in countries like India, deteriorating fiscal health may force the governments to hike fuel prices.

Consumer prices have also trended higher in developed European countries, and may persuade the central banks to advance or increase the size of their rate hikes, in our opinion. However, the European Central Bank is likely to weigh the risks to economic growth on persistent fears of a wider financial crisis in the region. Rating agencies have already warned that a debt default by any of the troubled countries may affect the rating outlook for other countries in the region. The major economies in the region are expected to arrive at a consensus on ways to resolve the crisis and rebuild the fiscal health of troubled countries.

We thank you for investing in the Thomas White International Fund. We continue to believe that international equities provide attractive investment opportunities and increased diversification benefits.

Portfolio Country and Sector Allocation as of April 30, 2011

Country Allocation	% of TNA
Australia	2.9%
Austria	1.6%
Belgium	0.5%
Brazil	4.2%
Canada	7.4%
China	3.2%
Czech Republic	0.4%
Finland	2.0%
France	4.5%
Germany	7.2%
Hong Kong	5.0%
Hungary	0.4%
India	0.9%
Indonesia	2.4%
Israel	1.0%
Italy	1.0%
Japan	10.2%

Country Allocation	% of TNA
Malaysia	0.7%
Mexico	2.8%
Netherlands	2.7%
Norway	1.3%
Poland	0.5%
Russia	2.6%
Singapore	3.0%
South Africa	2.9%
South Korea	6.1%
Spain	4.5%
Sweden	2.2%
Switzerland	2.3%
Taiwan	0.3%
Thailand	0.8%
Turkey	0.7%
United Kingdom	9.1%
United States	0.8%
Cash & Other	1.9%

Sector Allocation	% of TNA
Banking	13.8%
Building	1.1%
Capital Goods	3.0%
Chemicals	3.7%
Communications	5.2%
Consumer Durables	3.5%
Consumer Retail	6.3%
Consumer Staples	7.5%
Energy	11.7%
Financial Diversified	4.7%
Health Care	4.6%
Industrial	6.1%
Insurance	5.2%
Metals	9.2%
Services	4.1%
Technology	3.2%
Transportation	1.3%
Utilities	4.1%
Cash & Other	1.9%

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

14	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2011

Country	Issue	Industry	Shares	Value

COMMON STOCKS (94.7%)

	AUSTRALIA (2.9%)
	Australia & New Zealand Banking Group +	Banking	190,700	$5,072,944
	BHP Billiton +	Metals	34,000	1,718,731
	Coca-Cola Amatil Ltd +	Consumer Staple	164,000	2,150,335
	Incitec Pivot Ltd +	Chemicals	823,700	3,410,200
	Metcash Ltd +	Consumer Retail	616,000	2,744,342
	Woolsworths Ltd +	Consumer Retail	68,000	1,979,500

				17,076,052

	AUSTRIA (1.6%)
	Erste Group Bank Ag + #	Banking	83,000	4,196,737
	OMV AG +	Energy	78,600	3,588,931
	Vienna Insurance +	Insurance	27,000	1,611,671

				9,397,339

	BELGIUM (0.5%)
	Delhaize Group +	Consumer Retail	33,000	2,860,453

	BRAZIL (1.2%)
	Brookfield Incorporated	Building	311,000	1,728,756
	Cia Saneamento Basic	Utilities	182,000	5,268,864

				6,997,620

	CANADA (7.4%)
	Alimentation Couche	Consumer Retail	104,800	2,753,075
	Bank Nova Scotia	Banking	54,447	3,320,521
	Canadian National Railway	Transportation	29,000	2,247,465
	Canadian Ntrl Resources	Energy	71,200	3,350,188
	Cgi Group Inc Cl A *	Services	159,000	3,479,349
	Enbridge Inc	Utilities	55,500	3,608,277
	First Quantum Minera	Metals	13,900	1,981,221
	Metro Inc - A	Consumer Retail	32,000	1,566,256
	Nexen Inc	Energy	154,700	4,083,569
	Rogers Communications (NYSE listed)	Services	78,500	2,971,704
	Rogers Communications (TSX listed) #	Services	37,500	1,418,625
	Royal Bank Of Canada	Banking	90,000	5,670,486
	Silver Wheaton Corp	Metals	61,000	2,482,688
	Teck Resources Ltd - B	Metals	72,000	3,907,685

				42,841,109

	CHINA (3.2%)
	Bank Of Communications +	Banking	1,575,500	1,671,290
	China Mobile Hk Ltd +	Communication	257,000	2,366,842
	China Resources Power +	Utilities	1,710,000	3,148,623
	CNOOC Ltd +	Energy	940,000	2,340,224
	Dongfeng Motor Group +	Consumer Durables	3,264,000	5,118,605
	Industrial & Commercial Bank Of China +	Banking	4,498,725	3,819,418

				18,465,002

	CZECH REPUBLIC (0.4%)
	Philip Morris CR AS +	Consumer Staple	4,100	2,330,463

See Notes to Financial Statements

www.thomaswhitefunds.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	FINLAND (2.0%)
	Pohjola Bank Plc +	Banking	488,300	$7,249,448
	Sampo A Ord +	Insurance	133,800	4,504,404

				11,753,852

	FRANCE (4.5%)
	BNP Paribas +	Banking	121,200	9,596,604
	Christian Dior +	Consumer Retail	44,750	7,183,637
	Sanofi-Aventis # +	Health Care	32,600	2,576,857
	Schneider Electric +	Industrial	19,900	3,517,118
	Sodexho +	Services	38,700	3,017,961

				25,892,177

	GERMANY (7.2%)
	BASF +	Chemicals	83,450	8,553,183
	Beyersche Motoren Werks +	Consumer Durables	48,900	4,599,035
	Deutsche Bank AG +	Banking	94,500	6,159,992
	Hannover Rueckvers +	Insurance	65,600	3,975,832
	Hochtief AG +	Building	23,300	2,204,299
	Muenchener Rueckver +	Insurance	21,100	3,482,152
	RWE AG +	Utilities	45,300	2,951,594
	SAP AG +	Technology	57,900	3,727,961
	Siemens Ag +	Industrial	41,700	6,066,245

				41,720,293

	HONG KONG (5.0%)
	Cathay Pacific +	Transportation	1,277,000	3,193,011
	Cheung Kong +	Financial Div.	182,000	2,874,690
	China Petroleum & Chemical +	Energy	6,356,000	6,399,856
	Jardine Strategic +	Financial Div.	341,000	9,686,105
	Kingboard Chemicals +	Chemicals	419,000	2,302,698
	Swire Pacific Ltd +	Financial Div.	296,000	4,522,673

				28,979,033

	HUNGARY (0.4%)
	Mol Hungarian Oil & Gas + *	Energy	16,750	2,342,069

	INDIA (0.9%)
	Doctor Reddy’s Lab ADR #	Health Care	67,000	2,629,080
	Tata Motors Ltd ADR #	Consumer Durables	105,000	2,881,200

				5,510,280

	INDONESIA (2.4%)
	Bank Negara Indonesi +	Banking	4,037,668	1,914,258
	Gudang Garam Tbk Pt +	Consumer Staple	892,000	4,240,122
	Indo Tambangraya +	Metals	838,500	4,595,232
	United Tractors Ord +	Capital Goods	1,100,000	2,988,700

				13,738,312

	ISRAEL (1.0%)
	Delek Group Ltd +	Financial Div.	5,500	1,461,805
	Teva Pharma Adr +	Health Care	96,600	4,417,518

				5,879,323

See Notes to Financial Statements

16	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2011

Country	Issue	Industry	Shares	Value

	ITALY (1.0%)
	Eni Spa +	Energy	207,800	$5,564,074

	JAPAN (10.2%)
	Brother Industries +	Technology	315,400	4,834,167
	Coca-Cola West Co +	Consumer Staple	144,000	3,005,237
	Eisai Co # +	Health Care	65,600	2,387,276
	Fuji Electric Hldgs # +	Capital Goods	900,000	2,847,420
	Hankyu Hanshin Hldgs +	Transportation	440,000	1,947,660
	Itochu Corp +	Industrial	513,000	5,346,896
	Kobe Steel Ltd +	Metals	910,000	2,253,251
	Kyushu Electric Powe +	Utilities	88,700	1,642,458
	Meiji Holdings Co +	Consumer Staple	39,300	1,680,782
	Nippon Electric Glas +	Chemicals	183,000	2,777,812
	Ntt +	Communication	96,500	4,472,958
	Osaka Gas Co Ltd +	Utilities	553,000	2,047,593
	Sankyo Co Gunma +	Services	49,000	2,544,403
	Softbank Corp +	Communication	82,100	3,460,868
	Sumitomo Corp +	Industrial	564,800	7,793,393
	Suzuken Co Ltd +	Consumer Retail	42,000	1,049,353
	Suzuki Motor Corp +	Consumer Durables	177,000	4,215,839
	Taisei Corp +	Building	1,000,000	2,339,800
	Yamada Denki Co Ltd +	Consumer Retail	35,000	2,462,544

				59,109,710

	MALAYSIA (0.7%)
	Hong Leong Bank Bhd +	Banking	224,500	788,758
	Petronas Dagangan * +	Energy	151,600	792,595
	Rhb Capital Bhd +	Banking	890,000	2,666,084

				4,247,437

	MEXICO (2.8%)
	America Movil SAB	Communication	2,332,400	6,684,658
	Grupo Financiero Bank	Financial Div.	419,000	2,110,168
	Grupo Mexico SAB	Metals	684,400	2,370,009
	Industrias Penoles SAB	Metals	91,650	3,569,163
	Walmart De Mexico V #	Consumer Retail	520,000	1,629,004

				16,363,002

	NETHERLANDS (2.7%)
	Arcelormittal NL # +	Metals	128,600	4,733,136
	Ing Groep Nv +	Insurance	402,000	5,301,254
	Unilever Nv-Cva +	Consumer Staple	168,200	5,537,480

				15,571,870

	NORWAY (1.3%)
	Marine Harvest # +	Consumer Staple	3,000,000	3,964,200
	Statoil Asa +	Energy	116,000	3,394,902

				7,359,102

	POLAND (0.5%)
	Grupa Lotos SA * +	Energy	153,700	2,756,763

See Notes to Financial Statements

www.thomaswhitefunds.com	17

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	RUSSIA (2.6%)
	Lukoil Oao Spons ADR +	Energy	74,000	$5,123,331
	Oao Gazprom GDR + *	Energy	233,800	3,966,534
	Tatneft GDR +	Energy	135,833	6,145,044

				15,234,909

	SINGAPORE (3.0%)
	Jardine Cycle & Carriage +	Consumer Retail	247,000	7,457,251
	Keppel Corp Ltd +	Industrial	266,200	2,594,412
	Singapore Telecom * +	Communication	1,020,000	2,599,776
	United Overseas Bank +	Banking	288,000	4,619,578

				17,271,017

	SOUTH AFRICA (2.9%)
	Aspen Pharmacare +	Health Care	178,500	2,203,315
	Gold Field Ltd +	Metals	151,000	2,695,184
	Imperial Holdings Lt +	Services	135,000	2,428,313
	MMI Holdings Ltd +	Insurance	591,000	1,530,513
	Remgro Ltd +	Industrial	194,000	3,366,928
	Tiger Brands +	Consumer Staple	98,900	2,901,489
	Woolworths Holdings +	Consumer Retail	385,000	1,756,255

				16,881,997

	SOUTH KOREA (6.1%)
	Daewoo Shipbuilding +	Capital Goods	52,400	2,253,169
	Dongbu Insurance Co +	Insurance	89,400	4,265,185
	Gs Holdings +	Services	27,000	2,271,181
	Honam Petrochemical +	Chemicals	12,500	4,424,468
	Hyosung Corporation +	Consumer Retail	17,500	1,438,138
	Hyundai Motor Co +	Consumer Durables	16,000	3,705,992
	LG Corp +	Industrial	31,000	2,858,987
	Samsung Electronics +	Technology	12,000	10,034,362
	Sk Holdings +	Energy	11,400	2,048,809
	Sk Innovation Co Ltd +	Energy	9,650	2,106,763

				35,407,054

	SPAIN (4.5%)
	Banco Santander Sa +	Banking	593,384	7,499,780
	Criteria Caixacorp +	Financial Div.	413,500	3,053,987
	Repsol +	Energy	188,300	6,726,584
	Telefonica Sa +	Communication	337,400	9,081,931

				26,362,282

	SWEDEN (2.2%)
	Alfa Laval Ab +	Capital Goods	108,000	2,422,818
	Atlas Copco +	Capital Goods	231,800	6,818,652
	Securitas Ab - B # +	Services	265,600	3,328,340

				12,569,810

	SWITZERLAND (2.3%)
	Baloise Holding Ag +	Insurance	47,500	5,252,436
	Novartis # +	Health Care	133,500	7,930,861

				13,183,297

See Notes to Financial Statements

18	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2011

Country	Issue	Industry	Shares	Value

TAIWAN (0.3%)
	Pou Chen + *	Consumer Retail	1,570,000	$1,481,609

THAILAND (0.8%)
	Advanced Info Service +	Communication	459,000	1,422,900
	Bangkok Bank Public +	Banking	300,000	1,712,280
	Electricity Generation +	Utilities	230,000	729,905
	Glow Energy Pcl +	Utilities	450,000	690,345

				4,555,430

TURKEY (0.7%)
	Haci Omer Sabanci Hl +	Industrial	340,000	1,821,788
	Koc Holdings +	Industrial	390,000	2,100,189

				3,921,977

UNITED KINGDOM (9.1%)
	Anglo American Plc +	Metals	45,600	2,383,416
	Astrazeneca Plc +	Health Care	84,500	4,215,426
	Bhp Billiton Plc +	Metals	249,600	10,505,839
	Bp Plc +	Energy	422,000	3,263,073
	Brit Am Tobacco +	Consumer Staple	169,900	7,415,336
	G4S Plc +	Services	450,300	2,077,594
	Imperial Tobacco +	Consumer Staple	165,200	5,816,279
	National Grid Plc +	Utilities	344,200	3,531,733
	Rio Tinto Plc ADR # +	Metals	29,200	2,137,732
	Schroders Plc +	Financial Div.	101,000	3,203,023
	Standard Chartered +	Banking	224,275	6,215,535
	Vedanta Resources Pl +	Metals	48,400	1,884,522

				52,649,508

UNITED STATES (0.8%)
	Philip Morris International Inc	Consumer Staple	63,000	4,374,720

Total Common Stocks		(Cost $438,516,881)		550,648,945

PREFERRED STOCKS (3.0%)

BRAZIL (3.0%)
	Cia Vale Do Rio Doce	Metals	203,164	5,946,102
	Itau Unibanco Multip	Banking	187,440	4,417,773
	Itausa-Investimentos	Banking	411,000	3,172,345
	Petroleo Brasileir	Energy	225,400	3,665,725

				17,201,945

Total Preferred Stocks		(Cost $9,710,365)		17,201,945

See Notes to Financial Statements

www.thomaswhitefunds.com	19

Thomas White International Fund

Country	Issue	Industry	Principal Amount	Value

SHORT TERM INVESTMENTS (10.9%)

	The Northern Trust Company Eurodollar Time Deposit 0.00%, due 05/02/11		$15,744,835	$15,744,835

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		47,768,139	47,768,139

Total Short Term Investments		(Cost $63,512,974)		63,512,974

Total Investments	108.5%	(Cost $394,933,711)		$631,363,864
Other Assets, Less Liabilities	(8.5)%			(49,709,338)
Total Net Assets	100.0%			$581,654,526

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2011 - See Note 1 (g) to Financial Statements.

+	Fair Valued Security

ADR - American Depositary Receipt. GDR - Global Depositary Receipt

See Notes to Financial Statements

20	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2011

The following table summarizes the inputs used, as of April 30, 2011, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$17,076,052	$-------	$17,076,052
Austria	-------	9,397,339	-------	9,397,339
Belgium	-------	2,860,453	-------	2,860,453
Brazil	6,997,620	-------	-------	6,997,620
Canada	42,841,109	-------	-------	42,841,109
China	-------	18,465,002	-------	18,465,002
Czech Republic	-------	2,330,463	-------	2,330,463
Finland	-------	11,753,852	-------	11,753,852
France	-------	25,892,177	-------	25,892,177
Germany	-------	41,720,293	-------	41,720,293
Hong Kong	-------	28,979,033	-------	28,979,033
Hungary	-------	2,342,069	-------	2,342,069
India	5,510,280	-------	-------	5,510,280
Indonesia	-------	13,738,312	-------	13,738,312
Israel	5,879,323	-------	-------	5,879,323
Italy	-------	5,564,074	-------	5,564,074
Japan	-------	59,109,710	-------	59,109,710
Malaysia	-------	4,247,437	-------	4,247,437
Mexico	16,363,002	-------	-------	16,363,002
Netherlands	-------	15,571,870	-------	15,571,870
Norway	-------	7,359,102	-------	7,359,102
Poland	-------	2,756,763	-------	2,756,763
Russia	-------	15,234,909	-------	15,234,909
Singapore	-------	17,271,017	-------	17,271,017
South Africa	-------	16,881,997	-------	16,881,997
South Korea	-------	35,407,054	-------	35,407,054
Spain	-------	26,362,282	-------	26,362,282
Sweden	-------	12,569,810	-------	12,569,810
Switzerland	-------	13,183,297	-------	13,183,297
Taiwan	-------	1,481,609	-------	1,481,609
Thailand	-------	4,555,430	-------	4,555,430
Turkey	-------	3,921,977	-------	3,921,977
United Kingdom	-------	52,649,508	-------	52,649,508
United States	4,374,720	-------	-------	4,374,720
Total Common Stocks	$81,966,054	$468,682,891	$-------	$550,648,945
Preferred Stocks
Brazil	$17,201,945	$-------	$-------	$17,201,945
Total Preferred Stocks	17,201,945	-------	-------	17,201,945
Short-Term Investments	-------	63,512,974	-------	63,512,974
Total Investments	$99,167,999	$532,195,865	$-------	$631,363,864

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Notes to Financial Statements

www.thomaswhitefunds.com	21

THOMAS WHITE EMERGING MARKETS FUND	SYMBOL: TWEMX

Average Annual Returns as of April 30, 2011[1]
	6 month	YTD	Since Inception (6/28/2010)
Emerging Markets Fund	9.29%	4.44%	31.93%
MSCI Emerging Markets Index	9.75%	5.21%	29.22%

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Operating Expenses (annualized)[2]
Six months ended April 30, 2011	1.50%

Portfolio Turnover
Six months ended April 30, 2011	0.06%

NAV	Net Assets	Redemption Fee	12b-1 Fees	Gross Annual Operating Expenses	Net Annual Operating Expenses[3]
$13.17	$34.5 million	2.00% within 60 days	None	1.72% (As of 10/31/10)	1.50% (As of 10/31/10)

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

2In the absence of the expense reimbursement for the Emerging Markets Fund the ratio of expenses to average net assets would have been 1.90%.

3The Advisor has contractually agreed to reimburse the Emerging Markets Fund to the extent that the Fund’s total operating expenses exceed 1.50% of the Fund’s average daily net assets. This agreement expires on February 28, 2012 and automatically renews, unless terminated by the Fund’s Board of Trustees. The Emerging Markets Fund has contractually agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the fee waiver/expense reimbursement agreement provided that such repayment does not cause the Fund to exceed this limit and the repayment is made within three years after the year in which the Advisor incurred the expense. In the absence of this reimbursement, performance would have been lower.

22	www.thomaswhitefunds.com

APRIL 30, 2011

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through April 30, 2011. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +31.93% for the Fund and +29.22% for the benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent this reimbursement, performance would have been lower.

www.thomaswhitefunds.com	23

THOMAS WHITE EMERGING MARKETS FUND	SYMBOL: TWEMX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

During the six months ending April 30, 2011, the Thomas White Emerging Markets Fund returned +9.29% compared to +9.75% for its benchmark, the MSCI Emerging Markets Index. The Fund has returned +31.93% since its inception on June 28, 2010, compared to +29.22% for the benchmark index.

Upbeat Economic Signals Ease Concerns of a Slowdown

Volatility in developed markets, induced by the natural disaster in Japan and the persistent worries about the financial crisis in Europe, had a relatively smaller impact on emerging market equities during the review period. However, emerging markets underperformed for the three successive months since December 2010 as rising concerns over slower economic growth in the developing countries triggered increased asset allocations to developed market equities. Towards the end of the review period, emerging equities regained investor interest as better than expected economic data confirmed that the growth deceleration may not be as significant as feared earlier.

The large emerging market economies continued to maintain the robust expansion in domestic consumption growth during the period, despite further fiscal and monetary tightening. While the increased reserve requirements for banks helped slow the pace of credit expansion in select countries, there has been no appreciable weakening of consumer demand. Volume growth has been particularly buoyant in consumer durables, though markets like India are now seeing a slowdown in select segments like automobiles.

Even as domestic demand drove their import growth rates higher, some of the developing countries have also seen remarkably strong growth in exports in recent months, preventing significant deterioration in their external trade balances. China’s trade surplus narrowed earlier this year, inviting disquiet about growth sustainability, but export growth rebounded in April. Capital investments have also increased as most large developing countries, except India due to policy and regulatory uncertainties, continue to attract healthy foreign industrial investment flows. While the Initial Public Offering markets in emerging economies were relatively subdued when compared to the frenzied activity among developed market issuers, demand for bank credit in these countries has grown faster. Meanwhile, governments and companies from the developing world have offered more bond issues in the international markets, ahead of the anticipated increase in yields.

Portfolio Review

As of April 30, 2011, the Thomas White Emerging Markets Fund has outperformed

24	www.thomaswhitefunds.com

APRIL 30, 2011

its benchmark since inception but the Fund did underperform against the benchmark during the review period. The Fund’s holdings in sectors such as energy, materials, and chemicals, which stand to benefit the most from the continued buoyancy in global industrial demand, gave the highest returns during the review period. Fund holdings in banking and healthcare underperformed on persistent apprehensions about increased regulatory restrictions.

During the six month review period ending April 30, 2011, fears about supply disruptions due to the political upheaval in the Middle East and North Africa lifted energy prices to the highest level since the financial crisis began. Accordingly, oil and natural gas producers were among the best performers in the Fund’s portfolio during the review period. They included Polish oil producer and distributor Grupa Lotos SA (+68.6%), Korean energy exploration, production, and refining company SK Innovation Co. Ltd. (+61.3%), and Russian natural gas producer and distributor OAO Gazprom (+53.9%). Korean petrochemicals manufacturer Honam Petrochemical Corporation (+60.0%) outperformed as petrochemical prices rebounded on renewed demand from emerging economies. More remunerative product prices on sustained growth in global industrial demand benefited materials producers such as Polish copper miner KGHM Polska Miedz SA (+40.6%), Mexican chemicals and non-ferrous metals producer Industrias Penoles SAB de CV (+37.5%), and Russian iron ore miner and steel producer OAO Severstal (+33.5%). The strong growth demand for construction material in China helped cement manufacturer Anhui Conch Cement Co. Ltd. (+68.8%) during the review period.

Select Fund portfolio holdings underperformed on concerns over a deceleration in revenue growth as demand expansion slowed in the larger emerging economies. Chinese automobile manufacturer Dongfeng Motor Group Co. Ltd. (-28.0%), diversified Korean industrial conglomerate Hyosung Corporation (-26.2%), and Indian engineering group Larsen and Toubro Limited (-19.9%) were among the stocks that detracted the most from the Fund’s portfolio returns for the period. Some of the Fund’s banking holdings underperformed, including Peruvian financial services provider Creditcorp Ltd. (-23.3%), as well as Turkish lenders Akbank T.A.S. (-17.2%) and Turkiye Garanti Bankasi A.S. (-15.6%). Korean electronics component maker LG Innotek Co. Ltd. (-13.1%) lost value on apprehensions about the sustainability of product prices. Indonesian specialty tobacco products manufacturer PT Gudang Garam Tbk (-11.2%) corrected during the review period, after delivering exceptional returns in earlier periods.

Inflation Remains the Biggest Risk for Emerging Economies

While forecasters have revised their growth estimates for most emerging economies lower, it should be noted that large economies like China and India are still anticipated to expand at close to their recent trend rates. The slowdown in Brazil is now expected to be less severe than earlier projected, while Russia should benefit from energy prices that are remunerative even after the recent correction. Emerging market currencies remain strong, but the rate of appreciation has slowed, lowering the risks

www.thomaswhitefunds.com	25

THOMAS WHITE EMERGING MARKETS FUND

for exporters. Meanwhile, we believe domestic consumption in most of these countries is likely to sustain economic expansion, though the growth rate may trend lower due to the high base effect.

In our opinion, inflation remains the biggest risk for emerging economies, with the rare exception of Mexico. Successive policy tightening by central banks since last year has not yet produced the desired results, and it is now widely acknowledged that interest rate hikes in some emerging countries might have been less aggressive than required. The recent correction in energy prices may not immediately bring down pump prices in these countries as most of them subsidize fuel. On the contrary, in countries like India, deteriorating fiscal health may force the government to hike fuel prices. As domestic consumption demand is expected to remain vigorous, we believe the large emerging economies are likely to see further monetary tightening.

We thank you for investing in the Thomas White Emerging Markets Fund. We are confident that the emerging economies will continue to offer attractive opportunities for investors.

Portfolio Country and Sector Allocation as of April 30, 2011

Country Allocation	% of TNA
Austria	0.9%
Brazil	15.6%
Chile	1.3%
China	12.9%
Columbia	0.3%
Czech Republic	1.0%
Egypt	0.2%
Hong Kong	5.1%
Hungary	0.6%
India	6.2%
Indonesia	5.1%
Malaysia	1.8%
Mexico	5.7%

Country Allocation	% of TNA
Morocco	0.5%
Philippines	0.7%
Poland	2.3%
Russia	8.1%
Singapore	1.2%
South Africa	9.5%
South Korea	11.4%
Taiwan	2.7%
Thailand	1.8%
Turkey	2.2%
United Kingdom	1.1%
United States	0.2%
Cash & Other	1.6%

Sector Allocation	% of TNA
Banking	19.7%
Building	2.9%
Capital Goods	1.5%
Chemicals	3.0%
Communication	5.2%
Consumer Durables	4.3%
Consumer Retail	2.8%
Consumer Staple	5.3%
Energy	14.7%
Financial Div.	4.0%
Health Care	2.3%
Industrial	3.7%
Insurance	3.5%
Metals	11.8%
Services	2.6%
Technology	6.5%
Transportation	1.2%
Utilities	3.4%
Cash & Other	1.6%

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

26	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2011

Country	Issue	Industry	Shares	Value

	COMMON STOCKS (94.4%)

	AUSTRIA (0.9%)
	Vienna Insurance # +	Insurance	5,200	$310,396

	BRAZIL (11.6%)
	Banco Do Brasil Sa	Banking	28,700	528,562
	Brookfield Incorpora	Building	24,000	133,409
	Cia Saneamento Basic #	Utilities	8,900	520,828
	Cia Siderurgica Nacional #	Metals	10,200	162,486
	Diagnosticos Da Amer	Health Care	9,500	127,041
	Edp Energias Do Bras	Utilities	5,700	141,223
	Localiza Rent A Car	Services	6,500	111,492
	Natura Cosmeticos Sa	Consumer Staple	3,000	84,429
	Petroleo Brasileiro	Energy	22,200	828,726
	Sul America Sa Units	Insurance	17,000	218,156
	Totv Sa	Technology	5,000	95,293
	Vale Sa ADR #	Metals	31,000	1,035,400

				3,987,045

	CHILE (1.3%)
	Banco Santander Chile ADR #	Banking	5,000	457,950

	CHINA (12.9%)
	Anhui Conch Cement Co +	Building	159,000	753,803
	Bank Of China Ltd +	Banking	969,100	536,591
	Bank Of Communications +	Banking	409,000	433,867
	China Mobile Hong Kong Ltd +	Communication	34,000	313,123
	China Petroleum & Chemical +	Energy	492,000	495,395
	China Resources Power +	Utilities	104,000	191,495
	CNOOC Ltd +	Energy	181,000	450,618
	Dongfeng Motor Grp +	Consumer Durables	306,000	479,869
	Renhe Commercial Holdings # +	Financial Div.	426,000	72,974
	Shandong Weigao Gp M +	Health Care	48,000	131,645
	Sinopharm Group Co +	Health Care	30,800	106,682
	Weichai Power Co Ltd +	Consumer Durables	70,000	479,801

				4,445,863

	COLUMBIA (0.3%)
	Inversiones Argos Sa	Building	10,500	109,694

	CZECH REPUBLIC (1.0%)
	Philip Morris CR AS +	Consumer Staple	600	341,043

	EGYPT (0.2%)
	Commercial Intl Bank +	Banking	15,800	72,787

	HONG KONG (5.1%)
	Cathay Pacific +	Transportation	168,000	420,067
	Jardine Strategic +	Financial Div.	16,500	468,683
	Kingboard Chemicals +	Chemicals	74,000	406,682
	Swire Pacific Ltd +	Financial Div.	30,000	458,379

				1,753,811

See Notes to Financial Statements

www.thomaswhitefunds.com	27

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value

	HUNGARY (0.6%)
	MOL Hungarian Oil & Gas * +	Energy	1,400	$195,755

	INDIA (6.2%)
	Doctor Reddy’s Lab ADR #	Health Care	3,500	137,340
	HDFC Bank Ltd ADR #	Banking	3,100	533,510
	ICICI Bank Ltd ADR #	Banking	12,200	614,880
	Infosys Tech ADR #	Technology	5,600	365,008
	Larsen & Toubro GDR +	Capital Goods	6,000	223,825
	Tata Motors Ltd ADR	Consumer Durables	9,100	249,704

				2,124,267

	INDONESIA (5.1%)
	Astra Argo Lestari T +	Consumer Staple	54,000	146,324
	Astra Intl Tbk Pt +	Consumer Durables	43,000	282,772
	Bank Mandiri Tbk +	Banking	510,000	427,839
	Gudang Garam Tbk Pt +	Consumer Staple	37,500	178,256
	Indo Tambangraya +	Metals	81,000	443,904
	United Tractors Ord +	Capital Goods	107,000	290,719

				1,769,814

	MALAYSIA (1.8%)
	Ammb Holdings Bhd * +	Banking	148,000	319,443
	Genting Malaysia Bhd +	Services	135,000	168,116
	Ytl Corporation Berh +	Industrial	250,000	140,400

				627,959

	MEXICO (5.7%)
	America Movil Sab	Communication	179,000	513,014
	Coca-Cola Femsa	Consumer Staple	34,600	275,703
	Grupo Mexico Sab	Metals	90,100	312,007
	Industrias Penoles S	Metals	11,100	432,272
	Mexichem Sab De Cv	Chemicals	32,500	123,526
	Walmart De Mexico V #	Consumer Retail	96,000	300,739

				1,957,261

	MOROCCO (0.5%)
	Attijariwafa Bank +	Banking	3,500	167,163

	PHILIPPINES (0.7%)
	Philippines Long Distance +	Communication	4,400	255,057

	POLAND (2.3%)
	Grupa Lotos Sa * +	Energy	12,600	225,994
	KGHM Polska Miedz Sa +	Metals	7,900	582,576

				808,570

	RUSSIA (8.1%)
	Lukoil Oao Spons ADR +	Energy	8,500	588,491
	OAO Gazprom GDR + *	Energy	42,000	712,551
	Severstal GDR +	Metals	32,600	587,054
	Tatneft GDR # +	Energy	13,900	628,832
	VTB Bank Ojsc GDR +	Banking	45,300	293,494

				2,810,422

See Notes to Financial Statements

28	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2011

Country	Issue	Industry	Shares	Value

SINGAPORE (1.2%)
	Overseas Chinese Bank +	Banking	54,000	$421,308

SOUTH AFRICA (9.5%)
	African Rainbow Minerals +	Metals	6,200	201,934
	Anglogold Ashanti +	Metals	2,600	132,173
	Aspen Pharmacare +	Health Care	22,400	276,494
	Gold Field Ltd +	Metals	10,000	178,489
	MMI Holdings Ltd +	Insurance	102,000	264,149
	MTN Group Ltd +	Communication	16,300	362,880
	Naspers Ltd +	Services	6,700	403,838
	Remgro Ltd +	Industrial	17,800	308,924
	Sasol Ltd +	Energy	9,300	537,043
	Shoprite Holdings +	Consumer Retail	20,700	326,240
	Tiger Brands +	Consumer Staple	10,000	293,376

				3,285,540

SOUTH KOREA (11.4%)
	Dongbu Insurance Co +	Insurance	2,500	119,273
	Gs Holdings +	Services	2,500	210,295
	Honam Petrochemical +	Chemicals	1,300	460,145
	Hyosung Corporation +	Consumer Retail	2,600	213,666
	Hyundai Marine & Fire +	Insurance	11,800	310,562
	Korea Exchange Bank +	Banking	39,000	332,576
	KT Corp ADR #	Communication	17,900	363,370
	LG Corp +	Industrial	2,800	258,231
	LG Display Co Ltd ADR #	Technology	18,500	329,670
	LG Innotek Co Ltd +	Technology	1,200	121,307
	Samsung Electronic GDR # +	Technology	1,580	657,855
	Samsung Securities +	Financial Div.	4,600	385,490
	SK Energy Co Ltd +	Energy	800	174,654

				3,937,094

TAIWAN (2.7%)
	Chinatrust Financial * +	Banking	169,000	155,345
	Compal Electronics * +	Technology	200,000	227,220
	Coretronic Corp * +	Technology	146,000	224,022
	Macronix Internation * +	Technology	324,000	212,900
	Pou Chen * +	Consumer Retail	126,000	118,906

				938,393

THAILAND (1.8%)
	Krung Thai Bank Pub +	Banking	580,000	381,698
	Ptt Explor & Prod +	Energy	35,800	223,256

				604,954

TURKEY (2.2%)
	Akbank Tas +	Banking	23,900	124,292
	Haci Omer Sabanci Hl +	Industrial	20,900	111,986
	Koc Holdings +	Industrial	83,000	446,963
	Turkiye Garanti Bank +	Banking	11,700	60,691

				743,932

See Notes to Financial Statements

www.thomaswhitefunds.com	29

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value

UNITED KINGDOM (1.1%)
	Standard Chartered +	Banking	13,400	$371,366

UNITED STATES (0.2%)
	Credicorp Ltd	Financial Div.	700	67,564

Total Common Stocks		(Cost $25,369,845)		32,565,008

PREFERRED STOCKS (4.0%)

BRAZIL (4.0%)
	Cia Paranaense Energia ADR #	Utilities	11,400	314,526
	Comp De Bebidas ADR #	Consumer Staple	16,000	521,280
	Itausa-Investimentos	Banking	68,500	528,724

				1,364,530

Total Preferred Stocks		(Cost $1,037,775)		1,364,530

SHORT TERM INVESTMENTS (20.7%)
			Principal Amount

	Northern Institutional Treasury Portfolio		$446,081	446,081

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		4,992,129	4,992,129

Total Short Term Investments		(Cost $5,851,952)		5,438,210

Total Investments	114.1%	(Cost $28,678,096)		$39,367,748
Other Assets, Less Liabilities	(14.1)%			(4,850,464)
Total Net Assets	100.0%			$34,517,284

*	Non-Income Producing Securities

#	All or a portion of securities on loan at April 30, 2011—See Note 1 (g) to Financial Statements.

+	Fair Valued Security

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt

See Notes to Financial Statements

30	www.thomaswhitefunds.com

Investment Portfolio (Unaudited)	April 30, 2011

The following table summarizes the inputs used, as of April 30, 2011, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks

Austria	$-------	$310,396	$-------	$310,396

Brazil	3,987,045	-------	-------	3,987,045

Chile	457,950	-------	-------	457,950

China	-------	4,445,863	-------	4,445,863

Columbia	109,694	-------	-------	109,694

Czech Republic	-------	341,043	-------	341,043

Egypt	-------	72,787	-------	72,787

Hong Kong	-------	1,753,811	-------	1,753,811

Hungary	-------	195,755	-------	195,755

India	1,900,442	223,825	-------	2,124,267

Indonesia	-------	1,769,814	-------	1,769,814

Malaysia	-------	627,959	-------	627,959

Mexico	1,957,261	-------	-------	1,957,261

Morocco	-------	167,163	-------	167,163

Philippines	-------	255,057	-------	255,057

Poland	-------	808,570	-------	808,570

Russia	-------	2,810,422	-------	2,810,422

Singapore	-------	421,308	-------	421,308

South Africa	-------	3,285,540	-------	3,285,540

South Korea	693,040	3,244,054	-------	3,937,094

Taiwan	-------	938,393	-------	938,393

Thailand	-------	604,954	-------	604,954

Turkey	-------	743,932	-------	743,932

United Kingdom	-------	371,366	-------	371,366

United States	67,564	-------	-------	67,564
Total Common Stocks	$9,172,996	$23,392,012	$-------	$32,565,008
Preferred Stocks

Brazil	$1,364,530	$-------	$-------	$1,364,530

Total Preferred Stocks	1,364,530	-------	-------	1,364,530

Short-Term Investments	-------	5,438,210	-------	5,438,210
Total Investments	$10,537,526	$28,830,222	-------	$39,367,748

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Notes to Financial Statements

www.thomaswhitefunds.com	31

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Average Annual Returns as of April 30, 2011[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/99)
American Opportunities Fund	18.52%	10.41%	20.43%	1.54%	2.52%	7.17%	7.31%
Russell Midcap Index	20.68%	10.85%	23.36%	5.97%	5.14%	7.95%	8.76%
S&P 500	16.36%	9.06%	17.23%	1.73%	2.95%	2.82%	2.61%

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Operating Expenses (annualized)[2]
Six months ended April 30, 2011	1.35%

Portfolio Turnover
Six months ended April 30, 2011	33.64%

NAV	Net Assets	Redemption Fee	12b-1 Fees	Gross Annual Operating Expenses	Net Annual Operating Expenses[3]
$14.85	$25.4 million	2.00% within 60 days	None	1.57% (As of 10/31/10)	1.35% (As of 10/31/10)

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investments in smaller companies involved additional risks such as limited liquidity and greater volatility.

1The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

2In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.37%.

3The Advisor has contractually agreed to reimburse the American Opportunities Fund to the extent that the Fund’s total operating expenses exceed 1.35% of the Fund’s average daily net assets. This agreement expires on February 28, 2012 and automatically renews, unless terminated by the Fund’s Board of Trustees. The American Opportunities Fund has contractually agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the fee waiver/expense reimbursement agreement provided that such repayment does not cause the Fund to exceed this limit and the repayment is made within three years after the year in which the Advisor incurred the expense. In the absence of this reimbursement, performance would have been lower.

32	www.thomaswhitefunds.com

APRIL 30, 2011

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund and its primary benchmark, the Russell Midcap Index, since inception on March 4, 1999 through April 30, 2011. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +135.94% for the Fund and +97.77% for the benchmark. The one-year return for the Fund was +20.43%. The Fund’s average annual total return since inception was +7.31%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent this reimbursement, performance would have been lower.

www.thomaswhitefunds.com	33

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund returned +18.52% during the six-month period ended April 30, 2011 while the Fund’s primary benchmark, the Russell Midcap Index, returned +20.68% during the same period. The Fund’s secondary benchmark, the S&P 500, returned +16.36% for the same period. In the trailing one-year period, the Fund returned +20.43%, while the primary benchmark index returned +23.36% and the secondary benchmark index returned +17.23%. The Fund’s trailing three-, five-, and ten-year annualized returns at the end of the review period were +1.54%, +2.52%, and +7.17% compared to the Russell Midcap Index’s returns of +5.97%, +5.14%, and +7.95% and the S&P 500 Index’s returns of +1.73%, +2.95% and +2.82%, respectively. Since its inception on February 28, 1999, the Fund has returned +7.31% annualized compared to +8.76% for the primary benchmark index and +2.61% for the secondary benchmark index.

Recovery Stabilizes as Labor Market Shows Moderate Improvement

U.S. equity indices remained in an uptrend for the major part of the half year from November 2010 to April 2011 on the back of improved optimism about the economic outlook. Markets were volatile between February and March owing to geopolitical events such as the unrest in the Middle East and North Africa (MENA) region as well as the Japanese tsunami devastation and nuclear crisis, but recovered towards April as economic signals improved.

The U.S. Gross Domestic Product growth slowdown during the first quarter of this year was mostly attributed to adverse weather conditions and the continuing weakness in the housing sector, however economic activity is expected to pick up in subsequent periods. The most significant trend shift during the period was the moderate, but perceptible, improvement in labor market conditions. Though the divergent indications from weekly jobless claims data continue to cause anxiety about the health of the recovery, monthly employment data has shown sustained improvement in recent months. Helped by the continued growth in activity, the manufacturing sector has contributed the most to the jobs market improvement. Consumer and business spending remains healthy and the labor market revival, if sustained, should help extend the gains.

The Federal Reserve maintained its highly accommodative monetary policy and extended its bond buying program until June 2011. Concerns about rising fiscal deficits and the lack of political consensus about solving the fiscal problem kept the dollar largely depressed during the review period. The export sector benefited from the cheaper currency as did companies with large overseas sales operations, which recorded robust sales and bottom-line growth during the last two calendar quarters.

Corporate earnings growth remains robust and healthy cash flows, in addition to relatively low borrowing costs, have lifted merger and

34	www.thomaswhitefunds.com

APRIL 30, 2011

acquisition activity to the highest level since the financial crisis began. The improved market optimism and the highly attractive valuations have also generated an increasing number of Initial Public Offerings, including some high profile issuers from the technology sector. Anticipating higher yields after the end of the Fed’s bond buying program, firms have also been borrowing to lock in their debt at lower yields. Record high cash levels and improved balance sheet strength are expected to allow businesses to rev up their capital expansion and hiring as demand outlook improves further.

Portfolio Review

Some of the leading performers in the Fund’s portfolio during the six-month review period were energy stocks that benefited from the surge in oil prices. These included provider of equipment and services to oil and gas exploration and production companies Oil States International, Inc. (+62.4%), diversified energy company Unit Corporation (+60.6%), and oil refiner Valero Energy (+57.7%). Engineering, construction, and services company KBR, Inc. (+51.1%) and industrial services and engineered products firm Harsco Corp. (+37.4%) advanced on the back of their expanding order books and sustained momentum in industrial activity. America’s largest auto dealer AutoNation, Inc. (+46%) recorded substantial gains after reporting strong first quarter earnings on the back of rising new-vehicle sales. Provider of life sciences research and clinical diagnostics firm Bio-Rad Laboratories, Inc. (+38.1%), which had recorded a large correction last year, recovered. St. Jude Medical Center (+39.5%) was one of the several healthcare holdings that outperformed during the review period.

The biggest underperformer in the Fund portfolio was manufacturer of printing and imaging solutions Lexmark International Group (-15.2%), which suffered owing to its poor financial performance over the past few quarters. Southwest Airlines Co. (-14.6%) saw a large value depreciation due to rising fuel prices and labor costs. Supplier of aerospace and defense products Alliant Techsystems, Inc. (-7.3%) lost value due to concerns over lower defense spending. Manufacturer of recreation vehicles Thor Industries, Inc. (-1.5%) gave negative returns owing to the uncertain outlook for discretionary spending. Insurer Assurant, Inc. (-0.5%) also underperformed as a rating agency downgraded the company’s business outlook to negative. REITs Realty Income Corporation (+3.7%), Senior Housing Properties Trust (+4.9%), and Ventas, Inc. (+4.4%) also returned substantially less than the mean portfolio returns during the review period.

Improving Long Term Fiscal Health Remains the Biggest Challenge

Slower growth during the first quarter and higher fuel costs had raised fears about stagflation, as economic growth appeared fragile even as inflation risks were expected to increase. Subsequent data releases, especially labor market data, have helped ease concerns about the economic outlook. Though the Fed marginally lowered its growth forecast, the central bank has been confident enough about the economic recovery to signal the end of the quantitative easing program as scheduled. While it remains to be seen whether the recent correction in oil prices will sustain, core inflation remains benign as the Fed had anticipated. Further, as income growth is likely to be restricted until the labor market recovery gains strength, we believe inflationary risks are likely to remain contained and allow the Fed to maintain the low interest rates.

www.thomaswhitefunds.com	35

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

In our opinion, the housing market remains the weakest spot in the economy as the sector indicators are yet to see any improvement. Average home prices continue to decline, which is dissuading potential buyers, despite low home prices and mortgage rates. Most buyers seem to be delaying their purchases until prices stabilize, as indicated by rising rental rates and occupancies. Meanwhile, increased foreclosures are expected to keep the supply of previously owned homes high in the market and delay the recovery in average home prices. Though the supply of new homes remains low because of minimal construction activity, it may take a while for the current inventories to clear.

While the near term economic outlook appears moderately healthy, we believe the U.S. economy continues to face significant long-term challenges. Among these is the fiscal deficit which is expected to deteriorate further as the costs of various entitlement programs escalate due to the aging population. One of the leading rating agencies has already warned about a possible credit outlook downgrade, unless there is appreciable improvement in fiscal discipline. However, while the gravity of the fiscal challenge is widely acknowledged, there is no political consensus as yet on ways to contain growth in public spending. Resolution of this impasse remains a major political challenge.

We thank you for investing in Thomas White American Opportunities Fund. We wish to reiterate our commitment to help fulfill your domestic equity investment objectives over the long term, and we are confident that you will continue to place your trust in the Thomas White Funds.

Portfolio Sector Allocation and Market Cap Mix as of April 30, 2011

Sector Allocation	% of TNA
Aerospace	1.3%
Banking	4.1%
Building	0.5%
Capital Goods	2.8%
Chemicals	1.3%
Communications	2.2%
Consumer Durables	1.5%
Consumer Retail	4.2%
Consumer Staple	6.2%
Energy	7.2%
Financial Diversified	11.1%

Sector Allocation	% of TNA
Forest & Paper	1.1%
Health care	7.7%
Industrial	6.3%
Insurance	5.9%
Metals	2.3%
Services	12.5%
Technology	12.1%
Transportation	0.4%
Utilities	8.4%
Cash & Other	0.9%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $16.2 billion)	11.1%
Mid Cap ($2.5-16.2 billion)	77.7%
Small Cap (under $2.5 billion)	10.3%
Cash & Other	0.9%

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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Investment Portfolio (Unaudited)	April 30, 2011

Sector	Issue	Shares	Value

COMMON STOCKS (99.1%)

AEROSPACE (1.3%)
	Alliant Techsystems	1,075	$75,949
	L-3 Communications	3,250	260,618

			336,567

BANKING (4.1%)
	BOK Financialcorp	4,600	247,388
	Commerce Bancshares	10,817	460,372
	M&T Bank Corp	3,900	344,643

			1,052,403

BUILDING (0.5%)
	Owens Corning *	3,100	117,304

CAPITAL GOODS (2.8%)
	Harsco Corp	10,550	375,580
	Parker Hannifin	3,500	330,120

			705,700

CHEMICALS (1.3%)
	CF Industries Holding	2,400	339,720

COMMUNICATIONS (2.2%)
	Virgin Media	18,600	562,836

CONSUMER DURABLES (1.5%)
	Federal Mogul Corp *	8,350	221,354
	Thor Industries	4,800	148,848

			370,202

CONSUMER RETAIL (4.2%)
	American Eagle Outfitters	11,250	175,050
	BJ’s Wholesale Club *	5,650	289,958
	Foot Locker	5,350	115,132
	Macy’s Inc	8,000	191,280
	Ross Stores	4,050	298,445

			1,069,865

CONSUMER STAPLES (6.2%)
	Conagra Inc	7,650	187,043
	Dr Pepper Snapple	6,150	241,080
	Jm Smucker Company	4,750	356,583
	Nu Skin Enterprises	7,300	234,257
	Reynolds American	15,200	564,072

			1,583,035

ENERGY (7.2%)
	Oil States Intl Inc *	12,400	1,029,324
	Plains Exploration & Production *	8,050	306,222
	Unit Corp *	4,100	258,382
	Valero Energy	8,300	234,890

			1,828,818

See Notes to Financial Statements

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Thomas White American Opportunities Fund

Sector	Issue	Shares	Value

FINANCIAL DIVERSIFIED (11.1%)
	Ameriprise Financial	3,350	$207,901
	HCP Inc	9,650	382,333
	Health Care Reit Inc	7,850	422,095
	Nationwide Health Pr	6,550	286,890
	Realty Income Corp	13,850	492,368
	Senior Housing Prope	16,900	400,868
	T Rowe Price Group	3,000	192,750
	Ventas Inc	7,950	444,644

			2,829,849

FOREST & PAPER (1.1%)
	Weyerhaeuser	12,300	283,023

HEALTHCARE (7.7%)
	Bio-Rad Labs *	1,625	203,320
	Edwards Lifesciences *	5,050	436,068
	Express Scripts Inc *	5,100	289,374
	Humana Inc	3,850	293,062
	St. Jude Medical Inc	4,500	240,480
	Watson Pharmaceuticals *	8,100	502,362

			1,964,666

INDUSTRIAL (6.3%)
	Crane Co	4,100	204,631
	Eaton Corp	9,900	530,244
	KBR Inc	11,450	439,337
	Sealed Air Corp	8,250	212,603
	SPX Corp	2,450	211,803

			1,598,618

INSURANCE (5.9%)
	Allied World	7,350	477,530
	Assurant Inc	9,600	381,120
	Endurance Specialty	8,050	357,098
	Torchmark Corp.	4,350	291,102

			1,506,850

METALS (2.3%)
	AK Steel	11,600	188,500
	Schnitzer Steel	3,300	204,831
	Steel Dynamics	10,800	196,452

			589,783

SERVICES (12.5%)
	Autonation Inc *	10,650	361,142
	Brinker Intl Inc	5,100	122,859
	Corrections Corp of America *	9,050	225,255
	FTI Consulting *	12,500	498,750
	Liberty Global Inc *	6,200	288,300
	Meredith Corp	3,200	106,944
	Murphy Oil	7,300	565,604
	Washington Post Cl B	350	152,565

See Notes to Financial Statements

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Investment Portfolio (Unaudited)	April 30, 2011

Sector	Issue	Shares	Value

	WW Grainger Inc	3,300	$500,280
	Wyndham Wrldwide	10,550	365,136

			3,186,835

TECHNOLOGY (12.1%)
	Accenture Plc	6,750	385,628
	Avnet Inc *	7,750	281,480
	Computer Sciences	8,200	418,036
	Dst Systems Inc	8,350	411,739
	Harris Corp	5,350	284,246
	Lexmark Intl Group *	2,700	87,075
	Natl Semiconductor	16,550	399,186
	Western Digital *	13,400	533,320
	Zebra Tech Cl A *	6,350	249,492

			3,050,202

TRANSPORTATION (0.4%)
	Southwest Airlines	8,150	95,763

UTILITIES (8.4%)
	Alliant Energy Corp	9,500	375,630
	Edison International	9,900	388,773
	Great Plains Energy	36,850	758,373
	UGI Corporation	18,350	611,055

			2,133,831

Total Common Stocks		(Cost $19,044,710)	25,205,870

SHORT TERM INVESTMENTS (1.0%)
		Principal Amount

	American Family Financial Services Demand Note 0.10%, due 9/21/2011	$250,126	250,126

Total Short Term Obligations		(Cost $250,126)	250,126

Total Investments	100.1%	(Cost $17,519,241)	25,455,996
Other Assets, Less Liabilities	(0.1)%		(22,725)
Total Net Assets	100.0%		$25,433,271

* Non-Income Producing Securities

See Notes to Financial Statements

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

April 30, 2011 (Unaudited)

	International Fund		Emerging Markets Fund		American Opportunities Fund
ASSETS
Investments in securities at market value[1]	$	631,758,353	$	39,367,751	$	25,455,986
Receivables:
Dividends and interest		2,257,488		157,311		23,295
Reclaims		683,013		2,908		-------
Securities sold		35,454,575		-------		-------
Fund shares sold		791,313		-------		5,000
Due from manager		-------		31,661		23
Prepaid expenses		111,823		27,404		3,326
Total assets		671,056,565		39,587,035		25,487,630

LIABILITIES
Management fees		416,396		27,080		19,992
Accrued expenses		156,925		18,326		34,367
Payable for securities purchased		39,840,473		-------		-------
Payable for fund share redeemed		1,220,107		-------		-------
Collateral on loaned securities[2]		47,768,139		4,992,129		-------
Capital gains tax provision		-------		32,217		-------
Total liabilities		89,402,040		5,069,752		54,359

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest		473,592,542		26,932,229		19,368,315
Undistributed net investment income		3,036,634		108,142		153,793
Accumulated net realized loss		(14,598,295)		(45,007)		(249,989)
Net unrealized appreciation on investments and foreign currency translations		119,623,645		7,521,920		6,161,152
Net assets	$	581,654,526	$	34,517,284	$	25,433,271
Shares outstanding		31,258,640		2,621,667		1,712,709
Net asset value and offering price per share	$	18.61	$	13.17	$	14.85
1 Cost Basis: International Fund: $511,740,220 Emerging Markets Fund: $32,109,888 American Opportunities Fund: $19,214,311
2 Value of securities out on loan at 4/30/2011: International Fund: $45,852,455 Emerging Markets Fund: $4,845,373
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Operations

Period Ended April 30, 2011 (Unaudited)

International Fund				Emerging Markets Fund			American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends	$	6,426,165	[1]	$	335,752 [1]	$	307,683
Interest		24,948			2,578		194
Total investment income		6,451,113			338,330		307,877
Expenses:
Investment management fees		2,613,866			153,471		116,532
Accounting, administration and compliance fees		289,346			19,821		14,129
Custodian fees		186,466			35,031		1,751
Transfer agent fees		45,362			6,470		4,502
Trustees’ fees and expenses		33,005			2,160		1,252
Audit fees and expenses		34,906			2,369		500
Registration fees		29,467			11,320		12,512
Printing expenses		22,708			1,080		1,252
Legal fees and expenses		111,214			7,550		4,255
Other expenses		57,706			53,482		3,568
Total expenses		3,424,046			292,754		160,253
Reimbursement from Investment Manager		-------			(62,047)		(2,964)
Net expenses		3,424,046			230,707		157,289
Net investment income		3,027,067			107,623		150,588
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments & foreign currency transactions		17,479,175			(32,716)		1,732,538
Net change in unrealized appreciation on investments and foreign currency translations		36,256,944			2,806,436		2,100,778
Net gain on investments		53,736,119			2,773,720		3,833,316
Net increase in net assets from operations	$	56,763,186		$	2,881,343	$	3,983,905
1 Net of foreign taxes withheld of: International Fund: $451,770 Emerging Markets Fund: $13,256
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets (Unaudited)

	International Fund				Emerging Markets Fund*
	Six Months Ended April 30, 2011		Year Ended October 31, 2010		Six Months Ended April 30, 2011		Period Ended October 31, 2010
Change in net assets from operations:
Net investment income	$	3,027,067	$	5,394,718	$	107,623	$	49,331
Net realized gain/(loss)		17,479,175		3,184,104		(32,716)		(12,291)
Net unrealized appreciation (depreciation) on investments		36,256,944		54,906,069		2,806,436		4,715,485
Net increase (decrease) in net assets from operations		56,763,186		63,484,891		2,881,343		4,752,525
Distributions to shareholders:
From net investment income		-------		(5,619,579)		-------		(48,814)
Return of capital		-------		-------		-------		-------
Total distributions		-------		(5,619,579)		-------		(48,814)
Fund share transactions		39,710,508		67,611,121		3,437,287		23,494,943
Total increase (decrease)		96,473,694		125,476,433		6,318,630		28,198,654
Net assets:
Beginning of period		485,180,832		359,704,399		28,198,654		0
End of period		$581,654,526		$485,180,832		$34,517,284		$28,198,654
Undistributed net investment income	$	3,036,634	$	9,567	$	108,142	$	517

	American Opportunities Fund
	Six Months Ended April 30, 2011		Year Ended October 31, 2010
Change in net assets from operations:
Net investment income	$	150,589	$	149,803
Net realized gain/(loss)		1,732,538		215,519
Net unrealized appreciation (depreciation) on investments		2,100,778		3,700,376
Net increase (decrease) in net assets from operations		3,983,905		4,065,698
Distributions to shareholders:
From net investment income		-------		(154,370)
Return of capital		-------		-------
Total distributions		-------		(154,370)
Fund share transactions		(97,644)		(77,290)
Total increase (decrease)		3,886,261		3,834,038
Net assets:
Beginning of period		21,547,010		17,712,972
End of period	$	25,433,271		$21,547,010
Undistributed net investment income	$	153,793	$	(4,567)
* Emerging Markets Fund commenced operations on June 28, 2010.
See Notes to Financial Statements.

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Notes to Financial Statements Period Ended April 30, 2011 (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares - the Thomas White International Fund (the “International Fund”), which commenced operations on June 28, 1994, the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations on June 28, 2010, and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations on March 4, 1999, collectively referred to as the “Funds”. The investment objective of each Fund is to seek long-term capital growth. The International Fund will primarily invest in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund will primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

The Funds adopted the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), effective November 1, 2008. Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements Period Ended April 30, 2011 (Unaudited)

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of April 30, 2011, based on the inputs used to value them:

	International Fund	Emerging Markets Fund	American Opportunities Fund
Level 1 - Common Stocks	$81,966,054	$9,172,996	$25,205,870

Preferred Stocks	17,201,945	1,364,530	-------

Total Level 1	99,167,999	10,537,526	25,205,870

Level 2 - Common Stocks	468,682,891	23,392,012	-------

Variable Rate Demand Notes	-------	-------	250,126

Time Deposits	63,512,974	-------	-------

Money Market Funds		5,702,267

Total Level 2	532,195,865	29,094,279	250,126

Level 3 - Common Stocks	-------	-------	-------

Total	631,363,864	39,631,805	25,455,996

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

(B) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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Notes to Financial Statements Period Ended April 30, 2011 (Unaudited)

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

(C) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2010, open Federal tax years include the tax years ended October 31, 2007 through 2010. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Realized gains in foreign countries may be subject to taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each country.

(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

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Notes to Financial Statements Period Ended April 30, 2011 (Unaudited)

(F) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(G) SECURITIES LENDING

The International Fund, Emerging Markets Fund and American Opportunities Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2011, are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$45,852,455	$47,768,139

Thomas White Emerging Markets Fund	$4,845,373	$4,992,129

The Thomas White International Fund and the Thomas White Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$25,777

Thomas White Emerging Markets Fund	$2,324

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Notes to Financial Statements Period Ended April 30, 2011 (Unaudited)

(H) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $13,777 in redemption fees for the period ended April 30, 2011, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER

At April 30, 2011, the Thomas White American Opportunities Fund and the Thomas White Emerging Markets Fund had two shareholders who held 27.8% and 38.2%, respectively, of each Fund’s outstanding shares. Investment activities of these shareholders could have a material effect on each Fund.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of April 30, 2011, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Six Months Ended April 30, 2011			Year Ended October 31, 2010
	Shares		Amount	Shares		Amount
Shares sold	5,145,065	$	89,284,558	10,550,171	$	164,799,730
Shares issued on reinvestment of dividends & distributions	-------		-------	330,659		5,482,305
Shares redeemed	(2,855,249)		(49,574,050)	(6,726,318)		(102,670,914)
Net increase	2,289,816	$	39,710,508	4,154,512	$	67,611,121

Emerging Markets Fund
	Six Months Ended April 30, 2011			Period Ended October 31, 2010
	Shares		Amount	Shares		Amount
Shares sold	281,988	$	3,437,303	2,335,596	$	23,446,129
Shares issued on reinvestment of dividends & distributions	-------		-------	4,085		48,814
Shares redeemed	1		16
Net increase	281,987	$	3,437,287	2,339,681	$	23,494,943

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Notes to Financial Statements Period Ended April 30, 2011 (Unaudited)

American Opportunities Fund
	Six Months Ended April 30, 2011			Year Ended October 31, 2010
	Shares		Amount	Shares			Amount
Shares sold	10,637	$	144,529	15,785		$	183,035
Shares issued on reinvestment of dividends & distributions	-------		-------	12,278			153,726
Shares redeemed	(17,640)		(242,173)	(36,453)			(414,051)
Net increase/(decrease)	(7,003)	$	(97,644)	(8,390_	)	$	(77,290)

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 1/12% of the Fund’s average daily net assets, which is equivalent to 1% of the Fund’s average daily net assets annually. For the period from March 1, 2011 until February 28, 2012, the Advisor has contractually agreed to reimburse its management fee for the International Fund, the Emerging Markets Fund, and the American Opportunities Fund to the extent that the total operating fees exceeded 1.40%, 1.50%, and 1.35% of the respective Fund’s average daily net assets. These expense limitation agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

The Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of October 31, 2010, the International and Emerging Markets Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

	Year Fees Waived		Repayment Expires	Balance
International Fund	2010	*	2013	$0

Emerging Markets Fund	2010	*	2013	$19,096

*	For the period March 1, 2010, the initial date of the agreement, through October 31, 2010.

**	For the period June 28, 2010, the initial date of the agreement, through October 31, 2010.

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The Emerging Markets Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays

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Notes to Financial Statements Period Ended April 30, 2011 (Unaudited)

0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The Emerging Markets Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund’s average daily net assets for compliance and legal administration services.

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Funds. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 per year for the International Fund and $10,000 per year for the Emerging Markets Fund and the American Opportunities Fund. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 6. INVESTMENT TRANSACTIONS

During the period ended April 30, 2011 the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales

International Fund	$131,971,997	$92,662,379

Emerging Markets Fund	3,602,866	17,495

American Opportunities Fund	7,879,717	7,777,481

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Notes to Financial Statements Period Ended April 30, 2011 (Unaudited)

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
International Fund	$511,740,220	$129,057,463	$(9,433,819)	$119,623,644

Emerging Markets Fund	32,109,888	7,913,962	(392,042)	7,521,920

American Opportunities Fund	19,214,311	6,331,760	(170,610)	6,161,150

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2010, the Funds’ tax year-end. For the Thomas White American Opportunities Fund, permanent differences resulted in reclassification of $7,772 in undistributed net investment income, $17,140 in accumulated net realized gain, and ($24,912) in paid-in-surplus. There were no permanent differences for the Thomas White International Fund and Thomas White Emerging Markets Fund.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation	Capital Loss Carryforwards	Total Distributable Earnings

International Fund	$9,567	$-------	$83,366,701	$(27,355,194)	$56,021,074

Emerging Markets Fund	517	-------	4,715,485	(12,291)	4,703,711

American Opportunities Fund	3,205	-------	4,060,372	(1,982,527)	2,081,050

As of October 31, 2010, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Expiration Date	International Fund	Emerging Markets Fund	American Opportunities Fund

10/31/2016	$7,906,380	$0	$138,991

10/31/2017	24,171,090	0	1,843,536

10/31/2018	0	12,291	0
Total	27,355,194	12,291	1,982,527

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Notes to Financial Statements Period Ended April 30, 2011 (Unaudited)

The tax character of distributions paid during the year ended October 31, 2010 were as follows:

	Ordinary Income	Return of Capital	Long-term Capital Gains	Total Distributions
International Fund	$5,619,579	$-------	$-------	$5,619,579

Emerging Markets Fund	48,814	-------	-------	48,814

American Opportunities Fund	154,370	-------	$-------	154,370

NOTE 7. SUBSEQUENT EVENTS

Subsequent events have been evaluated through June 27, 2011, which is the date the financial statements were issued. Subsequent events have not been evaluated after this date.

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2010 as follows:

	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	$11,022,587	$941,800	$0.03

Emerging Markets Fund	175,793	4,837	0.00

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Period Ended April 30, 2011 (Unaudited)

FINANCIAL HIGHLIGHTS

International Fund
		Six Months Ended April 30, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006

Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	16.75	$	14.50	$	11.74	$	22.51	$	18.11	$	14.52

Income from investment operations:
Net investment income (loss)		0.10		0.21		0.19		0.27		0.28		0.21
Net realized and unrealized gains (losses)		1.76		2.25		2.76		(10.79)		6.10		4.63
Total from investment operations		1.86		2.46		2.95		(10.52)		6.39		4.84

Distributions:
From net investment income		-------		(0.21)		(0.19)		(0.25)		(0.33)		(0.18)
From net realized gains		-------		-------		-------		-------		(1.65)		(1.07)
Total distributions		-------		(0.21)		(0.19)		(0.25)		(1.99)		(1.25)
Change in net asset value for the year		1.86		2.25		2.76		(10.77)		4.40		3.59
Net asset value, end of year	$	18.61	$	16.75	$	14.50	$	11.74	$	22.51	$	18.11
Total Return		11.10%		16.88%		25.15%		(46.69)%		35.36%		33.39%

Ratios/supplemental data
Net assets, end of year (000)	$	581,655	$	484,822	$	359,704	$	187.998	$	262,634	$	146,739

Ratio to average net assets:
Expenses		1.30%		1.38%		1.46%		1.47%		1.42%		1.44%
Net investment income/loss		1.15%		1.31%		1.80%		1.49%		1.46%		1.07%
Portfolio turnover rate		18.11%		43.93%		59.20%		54.10%		46.22%		38.69%

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Period Ended April 30, 2011 (Unaudited)

FINANCIAL HIGHLIGHTS

Emerging Markets Fund
		Six Months Ended April 30, 2011			Period Ended October 31, 2010*
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	12.05		$	10.00

Income from investment operations:
Net investment income (loss)		0.04			0.02
Net realized and unrealized gains (losses)		1.08			2.05
Total from investment operations		1.12			2.07

Distributions:
From net investment income		-------			(0.02)
From net realized gains		-------			-------
Total distributions		-------			(0.02)
Change in net asset value for the year		1.12			2.05
Net asset value, end of year	$	13.17		$	12.05
Total Return		9.29%			20.71%

Ratios/supplemental data
Net assets, end of year (000)	$	34,517		$	28,199

Ratio to average net assets:
Expenses (net of reimbursement)		1.50%	+		1.50%	+
Net investment income/loss (net of reimbursement)		0.70%	+		0.57%	+
Portfolio turnover rate		0.06%			3.88%

*	The Emerging Markets Fund commenced operations on June 28, 2010.

+	In the absence of the expense reimbursement for the Emerging Markets Fund the ratio of expenses to average net assets would have been 1.90% and the ratio of net investment income to average net assets would have been 0.29% for the current period.

In the absence of the expense reimbursement, for the Emerging Markets Fund the ratio of expenses to average net assets would have been 1.72% and the ratio of net investment income to average net assets would have been 0.35% for the period ended October 31, 2010.

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Period Ended April 30, 2011 (Unaudited)

American Opportunities Fund
		Six Months Ended April 30, 2011			Year Ended October 31, 2010			Year Ended October 31, 2009			Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	12.53		$	10.25		$	10.01		$	15.44	$	14.97	$	14.75

Income from investment operations:
Net investment income (loss)		0.09			0.09			0.08			0.05		0.11		0.07
Net realized and unrealized gains (losses)		2.23			2.28			0.28			(5.43)		1.71		2.12
Total from investment operations		2.32			2.37			0.36			(5.38)		1.82		2.19

Distributions:
From net investment income		-------			(0.09)			(0.08)			(0.05)		(0.11)		(0.07)
From net realized gains		-------			-------			-------			-------		(1.24)		(1.90)
Tax return of capital		-------			-------			(0.04)			-------		-------		-------
Total distributions		-------			(0.09)			(0.12)			(0.05)		(1.35)		(1.97)
Change in net asset value for the year		2.32			2.28			0.24			(5.43)		0.47		0.22
Net asset value, end of year	$	14.85		$	12.53		$	10.25		$	10.01	$	15.44	$	14.97
Total Return		18.52%			23.13%			3.62%	[1]		(34.79)%		12.37%		14.77%

Ratios/supplemental data
Net assets, end of year (000)	$	25,433		$	21,547		$	17,713		$	15,835	$	25,360	$	23,808

Ratio to average net assets:
Expenses (net of reimbursement)		1.35%	+		1.35%	+		1.35%	+		1.35% +		1.35% +		1.35% +

Net investment income/loss (net of reimbursement)		1.28%	+		0.75%	+		1.16%	+		0.38% +		0.69% +		0.44% +
Portfolio turnover rate		33.64%			52.99%			83.15%			39.59%		59.20%		44.68%

(1)	Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by .056% and $0.01 respectively

+	In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.37% and the ratio of net investment income to average net assets would have been 1.26% for the current period.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.57% and the ratio of net investment income to average net assets would have been 0.53% for the year ended October 31, 2010.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.90% for the year ended October 31, 2009.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.51% and the ratio of net investment income to average net assets would have been 0.22% for the year ended October 31, 2008.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 0.50% for the year ended October 31, 2007.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.27% for the year ended October 31, 2006.

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2010 through April 30, 2011.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

	Beginning Account Value Nov. 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period (Nov. 1, 2010 – April 30, 2011)
International Fund
Actual	$1,000.00	$1,104.50	$6.78*
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.51*
Emerging Markets Fund
Actual	$1,000.00	$1,085.40	$7.76*
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.50*
American Opportunities Fund
Actual	$1,000.00	$1,178.45	$7.29*
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.75*

*	Expenses for the International, Emerging Markets and American Opportunities Funds are equal to the Funds’ annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund, 1.50% for the Emerging Markets Fund and 1.30% for the International Fund multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

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Approval of Investment Advisory Agreements

At a meeting of the Board of Trustees (“Board” or “Trustees”) held on February 24, 2011, the Board reviewed and considered the Investment Advisory Agreements (the “Agreements”) between Lord Asset Management Trust (the “Trust”), on behalf of the Thomas White American Opportunities Fund (the “American Opportunities Fund”), the Thomas White International Fund (the “International Fund”) and the Thomas White Emerging Markets Fund (the “Emerging Markets Fund” and together with the American Opportunities Fund and the Emerging Markets Fund, the “Funds”), and Thomas White International, Ltd. (“TWI” or the “Advisor”), to determine whether the Agreements should be continued for a one-year period. Following their review and consideration, the Trustees determined that each Agreement will enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the Independent Trustees of the Board, unanimously approved the continuation of the Agreements. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, as well as profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any one specific consideration or particular information that was controlling of their decisions:

•

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that TWI is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, TWI’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds’ portfolio manager, TWI’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that TWI proposed to provide investment advisory services that were of the same quality as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from the performance data that TWI had achieved investment performance that was competitive relative to comparable funds over trailing periods. With respect to the International Fund, the Trustees took note of the fact that the Fund outperformed its peer group (based on the category average) for the trailing one-, five- and ten-year periods. The Trustees noted that the Emerging Markets Fund has not yet completed a full year of investment operations but for the period since the Fund’s inception on June 28, 2010 had outperformed its benchmark index, the MSCI Emerging Markets Index. The Trustees noted that the American

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Approval of Investment Advisory Agreements

Opportunities Fund had slightly underperformed its peer group (based on the category average) over the trailing one-, three- and five-year periods and performed in line with its peer group over the trailing ten-year period. The Board took into consideration TWI’s undertaking to review the factors contributing to the Fund’s underperformance and, to the extent possible, seek to enhance the performance results. On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services to be provided by TWI, the Trustees concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data, the Trustees determined that the overall expense ratio of each Fund, on a net basis, is competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The Trustees also noted that TWI had proposed to renew its contractual commitment for the benefit of Fund shareholders to limit the International Fund’s operating expenses to 1.40% of average daily net assets, the American Opportunity Fund’s operating expenses to 1.35% of average daily net assets, and the Emerging Markets Fund’s operating expenses to 1.50% for an additional year. With respect to the International Fund, the Board took into consideration information regarding the fees that TWI charges another investment company client for similar sub-investment advisory services and they noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. The Board also considered the fees that TWI charges to its non-investment company clients, noting the reasons for the differences in the fees. The Board also considered TWI’s current level of profitability with respect to the Funds and noted that TWI’s profitability was acceptable and consistent with applicable industry averages and that TWI is committed to using its own resources to help grow the Funds. In connection with this, the Board took into consideration the fact that TWI undertakes to pay for all of the costs related to the Funds’ participation on various mutual fund supermarket platforms, and TWI’s plans to continue doing so in the future. The Board members also took into consideration the fact that the Funds are offered without being subject to any sales charges or commissions and any Rule 12b-1 distribution fees and that TWI bears the distribution related costs that it undertakes with respect to the Funds entirely out of its own resources. The Trustees further noted TWI’s commitment to increasing the exposure of the Web site and implementing other marketing initiatives to help promote the Funds and that the costs of the Web site are being borne by TWI, which provides an additional benefit to the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by TWI for investment advisory services, the investment advisory and other services provided to the Funds by TWI, and the estimated profitability of TWI’s relationship with each Fund, the Board concluded that the level of investment advisory fees and TWI’s profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and TWI. The members of

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Approval of Investment Advisory Agreements

the Board considered the profitability of the Advisor both before and after the impact of the marketing related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

•

The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Funds’ investment advisory fees do not decrease as Fund assets grow because the Funds are not currently subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the current size of the Funds, and appropriately reflect the current economic environment for TWI and the competitive nature of the mutual fund market. The Trustees noted that TWI has continued to limit the Funds’ total annual operating expenses by waiving fees and/or reimbursing certain Fund expenses. The Trustees also noted that, due to its growth in assets over the past fiscal year, the International Fund’s total average operating expenses were less than the cap provided for in that Fund’s Expense Limitation Agreement. The Trustees then noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to TWI, in the future.

•

Benefits to TWI from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by TWI from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to TWI by virtue of TWI’s provision of administration and fund accounting services, in addition to investment advisory services, at a cost to the Funds than that is generally comparable to the cost of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

•

Other Considerations. In approving the Agreements, the Trustees determined that TWI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that TWI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements with respect to each Fund under which TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of TWI, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

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OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

Thomas White International, Ltd.

440 S. LaSalle Street

Suite 3900

Chicago, Illinois 60605

USA

1-800-811-0535

www.thomaswhitefunds.com

COVER PICTURE: Shadowboxing performance in Luoyang, China

China’s thirty-year climb from the bottom to the top of the economic food chain has been a true miracle.

With the largest population on the planet, China has had a long illustrious history that archaeologists say dates back to the Xia Dynasty in 2100 BC. Yet, its post WW II government set out in the 1960’s to radically reshape its society and failing do so, destroyed its economy and caused a famine that led to tens of millions starving. In 1978, new leaders led by Deng Xiaoping were forced to move toward a “Chinese version” of a market-driven approach used by the more successful developed economies. What happened over the next three decades was, and this is the only way one can describe it, an unparalleled success.

Having to make a philosophical U-turn and with no experience in a free market environment, logic would suggest that the new Chinese policymakers would have struggled to raise the economy up from being virtually last in almost every category versus other countries. Yet, over the next three decades, the country’s growth rate ranked either #1 or #2 in the world. The current IMF 5-year growth projection for China shows that in 2016, it will move ahead of the United States to become, in economic terms, the world’s largest country.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PERSONS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Not applicable

(a)(2)	Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3)	Not applicable

(b)	Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By:	/S/ STATHY M. WHITE
Stathy M. White President (Principal Executive Officer)

Date: July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ STATHY M. WHITE
Stathy M. White President (Principal Executive Officer)

Date: July 8, 2011

By:	/S/ DAVID M. SULLIVAN II
David M. Sullivan II Treasurer (Principal Financial Officer)

Date: July 8, 2011

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.